                                                                     Exhibit 4.6


                                    [Form of]
                              LETTER OF TRANSMITTAL
                                       for
                                Offer to Exchange
                          12 1/4% Senior Notes due 2006
                               for all Outstanding
                          12 1/4% Senior Notes due 2006

                          -----------------------------

                             RSL COMMUNICATIONS PLC

        The Exchange Offer Will Expire at 5:00 P.M., New York City Time,
                   On _________ ___, 1997, Unless Extended By
                 RSL Communications PLC (the "Expiration Date").

                            -----------------------

                               The Exchange Agent
                           for the Exchange Offer is:

                            THE CHASE MANHATTAN BANK

        By Registered or Certified Mail by Overnight Courier or by Hand:

                            The Chase Manhattan Bank
                               450 W. 33rd Street
                                   15th Floor
                          New York, New York 10001-2697
                           Attention: James D. Heaney

                                       or

                                  By Facsimile:

                            The Chase Manhattan Bank
                           Attention: James D. Heaney
                      Facsimile Number: (212) 946-8161/8162

                            -----------------------

Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery. The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

            This Letter of Transmittal is to be used either if certificates of Original Notes are to be forwarded herewith to the Exchange Agent or if delivery of Original Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer - Book-Entry Transfer." Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

            Holders whose Original Notes are not immediately available or who cannot deliver their Original Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Original Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures."

            The undersigned must check the appropriate boxes at page 7 below and sign this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

            The undersigned acknowledges receipt of the Prospectus dated
April ___, 1997 (the "Prospectus") of RSL Communications PLC (the
"Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of 12 1/4% Senior Notes due 2006 (the "Exchange Notes"), for each $1,000 in principal amount of outstanding 12 1/4 % Senior Notes due 2006 (the "Original Notes"). The terms of the Exchange Notes are substantially identical in all respects (including principal amount, interest rate and maturity) to the terms of the Original Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus) and are issued without any right to registration under the Securities Act of 1933, as amended (the "Securities Act"). Capitalized terms used herein but not defined herein have the meanings ascribed to them in the Prospectus.

            Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Original Notes indicated in Box 1, below. The undersigned is the registered owner of all the Original Notes, and the undersigned represents that it has received from each beneficial owner of tendered Original Notes ("Beneficial Owner(s)") a duly completed and executed form of "Instructions to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

            Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered herewith, the undersigned hereby irrevocably exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the Original Notes to be assigned, transferred and exchanged. The undersigned agrees that acceptance of any and all validly tendered Original Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of it obligations under the Registration Rights Agreement and that the Company shall have no further obligations or liabilities thereunder.

            The undersigned hereby represents and warrants that the undersigned accepts the terms and conditions of the Exchange Offer and has full power and authority to tender, exchange, assign and transfer the Original Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Original Notes, and that, when such tendered Original Notes are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete and give effect to the transactions contemplated hereof.

            The undersigned represents that it and each Beneficial Owner acknowledge that the Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC"), not issued in connection with the Company or the Exchange Offer, to the effect that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Original Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder which is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and as to broker-dealer prospectus delivery requirements, subject to the provisions of the paragraph below. See "Shearman & Sterling," SEC No-Action Letter (available July 2, 1993). Any holder who tenders in the Exchange Offer for the purpose of participating in a distribution of the Exchange Notes cannot rely on such interpretation by the staff of the SEC and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction. See "Morgan Stanley & Co., Inc." SEC No-Action Letter (available June 5, 1991), and "Exxon Capital Holdings Corporation," SEC No-Action Letter (available May 13, 1988).

            The undersigned hereby represents and warrants that (i) the Exchange Notes or interests therein received by the undersigned and any Beneficial Owner(s) pursuant to the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s) receiving such Exchange Notes, (ii) neither the undersigned nor any Beneficial Owner(s) is participating, intends to participate or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, (iii) the undersigned and any Beneficial Owner(s) acknowledge that any person who is a broker-dealer under the Exchange Act or is participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Exchange Notes and any interest therein acquired by such person and cannot rely on the position of the Staff of the SEC set forth in the no-action letters that are discussed above, (iv) the undersigned and each Beneficial Owner understand that a secondary resale transaction described in the preceding clause (iii) and any resale of the Exchange Notes and any interest therein obtained by the undersigned and in exchange for the Original Notes originally acquired by the undersigned directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 and 508, as applicable of Regulation S-K of the SEC, and (v) neither the undersigned nor any Beneficial Owner(s) is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company, or if either the undersigned or any Beneficial Owner(s) is an affiliate, that the undersigned and any such Beneficial Owner(s) will comply with the prospectus delivery requirements of the Securities Act in connection with the disposition of any Exchange Notes to the extent applicable. If the undersigned or any Beneficial Owner(s) is a broker-dealer, the undersigned further represents that
(x) it and any such Beneficial Owner(s) acquired Original Notes for the undersigned's and any such Beneficial Owner's own account as a result of market-making activities or other trading activities, (y) neither the undersigned nor any Beneficial Owner(s) has entered into any arrangement or understanding with the Company or any "affiliate" of the Company (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Notes to be received in the Exchange Offer and (z) the undersigned and any Beneficial Owner(s) acknowledge that the undersigned and any Beneficial Owner(s) will deliver a copy of a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with the resales of Exchange Notes received in exchange for Original Notes where Original Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company intends to make the Prospectus (as it may be amended or supplemented) available to any broker-dealer for use in connection with any such resale for a period of 180 days after the expiration date of the Exchange Offer.

            The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, holders of the Original Notes in any jurisdiction in which the making of the Exchange Offer or acceptance thereof would not be in compliance with the laws of such jurisdiction or would otherwise not be in compliance with any provision of any applicable security law. For purposes of compliance with state blue sky laws, the undersigned represents and warrants to the Company that the state in which each Beneficial Owner's principal business office is located or the state of each Beneficial Owner's principal residence is one of the states which is listed on Schedule A attached hereto. The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

            The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange - Conditions of the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Original Notes rendered hereby, and in such event, the Original Notes not exchanged will be returned to the undersigned at the address indicated below. The undersigned acknowledges that prior to the Exchange Offer, there has been no public market for the Original Notes or the Exchange Notes. The Company does not intend to list the Exchange Notes on a national securities exchange. There can be no assurance that an active market for the Exchange Notes will develop. The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Original

Notes that remain outstanding subsequent to the Expiration Date and, to the extent permitted by applicable law, purchase Original Notes in the open market, in privately negotiated transactions or otherwise.

            The undersigned understands that tenders of the Original Notes pursuant to any one of the procedures described in the Prospectus under the caption "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

            All questions as to the validity, form, eligibility (including time of receipt), and withdrawal of the tendered Original Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Original Notes not properly tendered or if, in the sole judgment of the Company, the Exchange Offer would violate any law, statute, rule or regulation or an interpretation thereof of the SEC staff. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Original Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects are final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Original Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Original Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Original Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to such holder by the Exchange Agent to the tendering holders of Original Notes, as soon as practicable following the Expiration Date.

            All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owner(s) shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned and any Beneficial Owner(s). The undersigned also agrees that, except, as provided in the Prospectus and set forth in Instruction 3, below, the Original Notes tendered hereby cannot be withdrawn.

            Certificates for all Exchange Notes delivered in exchange for tendered Original Notes and any Original Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned, unless otherwise indicated on page 7.

      THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES TENDERED HEREWITH" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AND MADE THE REPRESENTATIONS DESCRIBED HEREIN AND IN THE PROSPECTUS.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

________________________________________________________________________________

________________________________________________________________________________
                            Signature(s) of Holder(s)

Date:________________________, 1997

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) of Original Notes. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See Instruction 4.

Name(s):________________________________________________________________________

        ________________________________________________________________________
                                 (Please Print)

Capacity (full title):__________________________________________________________

Address:________________________________________________________________________

        ________________________________________________________________________
                              (Including Zip Code)

Area Code and Telephone No.:____________________________________________________

Taxpayer Identification No.:____________________________________________________

                            GUARANTEE OF SIGNATURE(S)
                        (If Required - See Instruction 4)

Authorized Signature:___________________________________________________________

Name:___________________________________________________________________________

Title:__________________________________________________________________________

Address:________________________________________________________________________

        ________________________________________________________________________

Name of Firm:___________________________________________________________________

Area Code and Telephone No.:____________________________________________________

Date:__________________________, 1997

|_|   CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

|_| CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution:___________ |_| The Depository Trust Company

      Account Number:___________________________________________________________

      Transaction Code Number:__________________________________________________


|_| CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

      Name of Registered Holder(s):_____________________________________________

      Name of Eligible Institution that Guaranteed Delivery:____________________

      If Delivered by Book-Entry Transfer:

           Account Number:______________________________________________________


|_| CHECK HERE ONLY IF EXCHANGE NOTES OR UNEXCHANGED ORIGINAL NOTES DELIVERED HEREWITH ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

      Mail Exchange Notes to:

      Name:_____________________________________________________________________
                                 (Please Print)

      Address:__________________________________________________________________

              __________________________________________________________________

      Tax Identification Number:________________________________________________

      Social Security No.:______________________________________________________

|_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

      Name:_____________________________________________________________________

      Address:__________________________________________________________________

              __________________________________________________________________

         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS
                     CAREFULLY BEFORE CHECKING ANY BOX BELOW

      YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

      A holder that is a participant in The Depository Trust Company's system may utilize The Depository Trust Company's Automated Tender Offer Program to tender Original Notes.

      List in Box 1 the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, information should be listed on a separate signed schedule affixed hereto.

--------------------------------------------------------------------------------
                                      BOX 1
                 DESCRIPTION OF ORIGINAL NOTES TENDERED HEREWITH
--------------------------------------------------------------------------------
Name(s) and Address(es)                    Aggregate Principal
of Registered Holder(s)      Certificate   Amount Represented   Principal Amount
   (Please fill in)          Number(s)*     by Original Notes      Tendered**
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Total
--------------------------------------------------------------------------------

*     Need not be completed by book-entry holders
** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Original Notes.
      See Instruction 3.
--------------------------------------------------------------------------------

                                      BOX 2
                              BENEFICIAL OWNERS(S)

 State of Principal Residence                     Principal Amount of Tendered
or Principal Place of Business                         Original Notes held
 or Each Beneficial Owner of                     for Account of Beneficial Owner
    Tendered Original Notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

                    Forming Part of the Terms and Conditions
                              of the Exchange Offer

1. Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

      Certificates for all physically delivered Original Notes or confirmation of any book-entry transfer to the Exchange Agent's account at a book-entry transfer facility of Original Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in the Prospectus).

      The method of delivery of this Letter of Transmittal, the Original Notes and any other required documents is at the election and risk of the holder, and except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested be used, proper insurance be obtained and the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent on or before the Expiration Date.

      Holders who wish to tender their Original Notes but whose Original Notes are not immediately available or who cannot deliver their Original Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis may tender their Original Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus under "The Exchange Offer-Guaranteed Delivery Procedures." Such holders' tender may be effected if:

            (a) such tender is made by or through an Eligible Institution (as defined below);

            (b) on or prior to the Expiration Date, the Exchange Agent has received from such Eligible Institution (a) either a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) or a properly transmitted Agent's Message and (b) a Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of such holder of Original Notes and the amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, a Book-Entry Confirmation or the certificates relating to the Original Notes in registered form and all other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

            (c) a Book-Entry Confirmation or the certificates relating to the Definitive Registered Notes and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Original Notes for exchange.

2. Beneficial Owner Instructions to Registered Holders. Only a holder in whose name tendered Original Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of tendered Original Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the "Instructions to Registered Holder from Beneficial Owner" form accompanying this Letter of Transmittal.

3.    Partial Tender; Withdrawals.

      If less than the entire principal amount of Original Notes evidenced by a submitted certificate is tendered, the tendering holder should fill in the principal amount tendered in the box entitled "Principal Amount Tendered." A newly issued certificate for the principal amount of Original Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

      Original Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. For a withdrawal to be effective, a written telegraphic, telex or facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal (a) must specify (i) the person named in the Letter of Transmittal as having tendered Original Notes to be withdrawn, (ii) the certificate numbers of the Original Notes to be withdrawn, (iii) the principal amount of Original Notes delivered for exchange, (iv) a statement that such holder is withdrawing his or her election to have such Original Notes exchanged and (v) the name of the registered holder of such Original Notes, and (b) must be signed by the holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accepted by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Original Notes being withdrawn. The Exchange Agent will return the properly withdrawn Original Notes promptly following receipt of notice of withdrawal. If Original Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Original Notes or otherwise comply with the book-entry transfer facility procedure. All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices shall be determined by the Company, whose determination shall be final and binding on all parties.

4. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

      If this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or any change whatsoever.

      If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      If any of the Original Notes tendered hereby are registered in several names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Original Notes.

      When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include a book-entry transfer facility whose name appears on a security listing as the owner of the Original Notes) of Original Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

      If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Original Notes listed, such Original Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Original Notes.

      If this Letter of Transmittal or any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporation or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

      Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 4 must be guaranteed by an Eligible Institution.

      Signatures on this Letter of Transmittal or notice of withdrawal need not be guaranteed by an Eligible Institution, provided the Original Notes are tendered: (i) by a registered holder of such Original Notes or (ii) for the account of an Eligible Institution.

      For purposes of this Letter of Transmittal, an "Eligible Institution" shall mean any firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States.

5.    Transfer Taxes.

      The Company shall pay all transfer taxes, if any, applicable to the transfers and exchange of Original Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of Original Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

      Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Original Notes listed in this Letter of Transmittal.

6.    Mutilated, Lost, Stolen or Destroyed Original Notes.

      Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

7. Acceptance of tendered Original Notes and Issuance of Exchange Notes; Return of Original Notes.

      Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Original Notes the first business day following the Expiration Date, or as soon as practicable thereafter, and will issue Exchange Notes therefor promptly after acceptance of the Original Notes. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Original Notes when, as and if the Company has given written or oral notice thereof to the Exchange Agent. If any tendered Original Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Original Notes will be returned, without expense, to the undersigned at the address indicated above.

                                   Schedule A

                       INSTRUCTIONS TO REGISTERED HOLDER
                              FROM BENEFICIAL OWNER
                                       OF
                             RSL COMMUNICATIONS PLC

                          12 1/4% Senior Notes due 2006

      The undersigned hereby acknowledges receipt of the Prospectus dated ____________ , 1997 (the "Prospectus") of RSL Communications PLC (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its 12 1/4% Senior Notes due 2006 (the "Exchange Notes") for each $1,000 in principal amount of its outstanding 12 1/4% Senior Notes due 2006 (the "Original Notes"). Capitalized terms used herein but not defined herein have the meaning ascribed to them in the Prospectus.

      This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer with respect to the Original Notes held by you for the account of the undersigned.

      The aggregate face amount of the Original Notes held by you for the account of the undersigned is (fill in amount):

      $_______________ of the 12 1/4% Senior Notes due 2006.

      With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

            |_| To TENDER the following Original Notes held by you for the account of the undersigned (insert principal amount of Original Notes to be tendered, *if any):

                  $________________ of the 12 1/4% Senior Notes due 2006.

                  * The minimum permitted tender is $1,000 in principal amount of Original Notes. All other tenders must be in integral multiples of $1,000 of principal amount.

            |_| NOT to TENDER any Original Notes held by you for the account of the undersigned.

      If the undersigned instructs you to tender the Original Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a Beneficial Owner (as defined in the Letter of Transmittal), including, but not limited to, representations to the effect that (i) the undersigned's principal residence or principal business office is in the state of (fill in state)
                    which is listed on Schedule A attached to the Letter of Transmittal, (ii) the undersigned is acquiring the Exchange Notes or interests therein in the ordinary course of business of the undersigned, (iii) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes, (iv) the undersigned acknowledges that any person who is a broker-dealer registered under the Exchange Act or is participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Exchange Notes or any interest therein acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission ("SEC") set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer" and the Letter of Transmittal; (v) the undersigned understands that a secondary resale transaction described in clause (iv) above and any resale of the Exchange Notes and any interest therein obtained by the undersigned in exchange for the Original Notes originally acquired by the undersigned directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Items 507 and 508, as applicable, of Regulation S-K of the SEC, and
(vi) except as otherwise disclosed in writing herewith, the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company,
(b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as may be necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such Original Notes. If the undersigned is a broker-dealer, the undersigned further
(x) represents that it acquired Original Notes for the undersigned's own account as a result of market-making activities or other trading activities, (y) represents that it has not entered into any arrangement or understanding with the Company or any "affiliate" of the Company (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Notes to be received in the Exchange Offer and (z) acknowledges that it will deliver a copy of a Prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes.

                                    SIGN HERE

Name of Beneficial Owner(s): ___________________________________________________
   Signature(s):________________________________________________________________
   Name(s) (please print): _____________________________________________________
Address:________________________________________________________________________
        ________________________________________________________________________
Telephone Number:_______________________________________________________________
Taxpayer Identification or Social Security Number:______________________________ Date:___________________________________________________________________________